UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): April 10, 2020
CLARIVATE ANALYTICS PLC
(Exact name of registrant as specified in its charter)
Jersey, Channel Islands	001-38911	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Friars House
160 Blackfriars Road
London SE1 8EZ
United Kingdom
(Address of principal executive offices)
Registrant’s telephone number, including area code: +44 207 433 4000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary shares	CCC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 10, 2020, Matthew Scattarella informed Clarivate Analytics Plc (the “Company”) of his decision to step down from the Company’s Board of Directors effective as of the date of our Annual General Meeting, May 7, 2020. Mr. Scattarella has served as a Class II director since May 2019, and his term was scheduled to expire at the 2021 Annual General Meeting.
Item 7.01.	Regulation FD Disclosure
On April 10, 2020, the Company commenced the distribution of its Proxy Statement for the 2020 Annual General Meeting, to be held at 2:00 p.m. BST on Thursday, May 7, 2020, at Hotel Sofitel London St. James, 6 Waterloo Place, St. James’s, London SW1Y 4AN, United Kingdom. Shareholders of record at the close of business on the record date of March 9, 2020 are entitled to notice of, and to vote at, the Annual General Meeting and any adjournments or postponements thereof.
The Company is sensitive to public health and travel concerns and recommendations that public health officials may issue in light of the evolving COVID-19 coronavirus situation. In order to do its part to assist in protecting the health and well-being of its shareholders and employees, the Company is actively monitoring all available information. If the Company determines to change any of the logistics for the Annual General Meeting due to developments relating to the COVID-19 coronavirus or otherwise, the Company will provide notice to shareholders through a press release and the filing of a Current Report on Form 8-K.
A copy of the Notice of Annual General Meeting of Shareholders and Proxy Statement is furnished herewith as Exhibit 99.1 and incorporated by reference herein. A copy of the form of proxy for the 2020 Annual General Meeting is furnished herewith as Exhibit 99.2 and incorporated by reference herein.
The Company intends to issue a press release announcing that the Company's Board of Directors has nominated Jane Okun Bomba and Richard W. Roedel to stand for election as directors at the Annual General Meeting, and that Sir Martin Broughton, Charles E. Moran and Amir Motamedi, who have served as directors since May 2019, are not standing for election at the Annual General Meeting. A copy of the press release is furnished herewith as Exhibit 99.3 and incorporated by reference herein.
The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 furnished herewith, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.
No.	Description
99.1	Notice of Annual General Meeting of Shareholders and Proxy Statement for Clarivate Analytics Plc 2020 Annual General Meeting
99.2	Form of Proxy for Clarivate Analytics Plc 2020 Annual General Meeting
99.3	Press Release of Clarivate Analytics Plc

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date:	April 10, 2020	CLARIVATE ANALYTICS PLC
		By:	/s/ Richard Hanks
Richard Hanks
Chief Financial Officer